Exhibit 10.1

This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of April 23, 2004, and is by and among STANLEY FURNITURE COMPANY, INC., a Delaware corporation (the "Borrower"); and SOUTHTRUST BANK, an Alabama banking corporation (the "Lender").


                                    RECITALS

The Lender has made a certain credit facility (the "Loan") available to the Borrower pursuant to the terms and conditions contained in that certain Credit Agreement dated as of August 29, 2003 between the Borrower and the Lender.

In accordance with Section 2.12 of the Credit Agreement, the Borrower has submitted to the Bank, and the Bank has received, a timely request that the Lender extend the Initial Maturity Date (as defined in the Loan Agreement) to August 29, 2006.

The Lender has agreed to extend the Initial Maturity Date in accordance with said request.

NOW, THEREFORE, the Borrower and the Lender hereby agree as follows:

         1. Pursuant to the terms of Section 2.12 of the Loan Agreement, the Lender has agreed to extend the Initial Maturity Date of the Loan by 12 months. The maturity date of the Loan, and the definition of "Date of Maturity" in the Loan Agreement, are hereby changed to August 29, 2006.

         2. This Amendment shall be deemed to be contract made under, and for all purposes shall be construed in accordance with, the laws of the Commonwealth of Virginia.

         3. The Borrower hereby acknowledges and agrees that, as of the effective date hereof, the unpaid principal balance of the Loan is $0 and that there are no set-offs or defenses against the Loan Agreement or the Note (as defined in the Loan Agreement). The parties to this Amendment do not intend that this Amendment be construed as a novation of the Note or the Loan Agreement. Except as hereby expressly extended and modified, the Note and Loan Agreement shall otherwise be unchanged, shall remain in full force and effect, and are hereby expressly approved, ratified and confirmed.



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IN WITNESS WHEREOF, the parties hereto have executed or caused this instrument to be executed under seal as of the day and year first above written.

STANLEY FURNITURE COMPANY, INC.     [SEAL]


By: /s/ Douglas I. Payne
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Name:   Douglas I. Payne
   ---------------------
Title:  Executive V.P. Finance & Administration
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SOUTHTRUST BANK                             [SEAL]


By: /s/ Mitchell W. Hassell
    ------------------------
Name:   Mitchell W. Hassell
    ------------------------
Title:  Vice President
    ------------------------